centerspacehomes.com INVESTOR PRESENTATION May 8, 2026 MartinBlu Apartments – Eden Prairie, MN

centerspacehomes.com 2 Certain statements in this presentation are based on Centerspace’s current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURES

TABLE OF CONTENTS



Sugarmont – Salt Lake City, UT


ARCATA

Arcata – Golden Valley, MN


weeland
3500

Westend – Denver, CO

TABLE OF CONTENTS

Why Centerspace	4
Operational Updates	5
Strong Fundamentals	12
Appendix	22

OUR VISION

To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others.

centerspacehomes.com

3

WHY CENTERSPACE



NYSE: CSR

Geographic Diversity
- Differentiated exposure in Midwest and Mountain West provides strong growth with lower volatility

Best-in-Class Operations
- SmartHome technologies, centralized staffing models and regional scale drive efficiencies
- Six-time "Best Place to Work" by *Minnesota Star Tribune*
- 2026 "*USA TODAY* Top Workplaces" winner

Compelling Relative Value
- Current trading price is 10% discount to consensus NAV[3]

Differentiated
Multifamily market exposure

12,263[1]
Apartments owned and operated

Key Indices
S&P SmallCap 600, MSCI US REIT, Russell 2000

$2.2 Billion[2]
Total capitalization

1. *As of March 31, 2026*
2. *See page 11 for breakdown*
3. *Compares May 6, 2026, share price to S&P Capital IQ Consensus NAV on the same date*

centerspacehomes.com
4

centerspacehomes.com 5 OPERATIONAL UPDATES

centerspacehomes.com 6 1.5% -3.4% -6.1% -2.1% 0.1% 2.7% 2.9% 3.9% 3.1% 3.3% 2.2% 0.7% -0.4% 0.4% 1.8% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 QTD SAME STORE LEASING SPREADS(1) New Lease Rents Renewal Rents Blended Rents -0 .9% -1 0. 1% 1.0% 1.6% 0. 6% -0 .4% 1.5% -1 .4% 2. 5% 1.3% 4. 2% 5. 8% 2. 9% 3. 8% 3. 3% 3. 6% 1.0% -4 .8% 2. 7% 3. 6% 1.6% 1.8% 2. 4% 1.1 % YTD SAME STORE LEASING SPREADS BY REGION(2) New Lease Rents Renewal Rents Blended Rents LEASING TRENDS SHOWING NORMAL SEASONAL PATTERNS (1) Data represents 2026 Same Store pool Effective Rents. QTD leasing spreads are through April 30, 2026 (2) YTD leasing spreads are through May 1, 2026. Leasing spreads data represents Effective Rents

centerspacehomes.com 7 EXCEPTIONAL RESIDENT EXPERIENCE AND CURRENT RESIDENT PROFILE (1) Previously reported amounts are not revised for changes in the composition of the properties. Score represents properties in the portfolio on the stated date (2) Data represents 2026 same-store approved applicants (excluding guarantors) excluding reported annualized HH incomes >$1,200,000 or <$12,000 (3) Data represents 2026 same-store current and future status residents / total 2026 same-store rented units 75.02 64.8 56 58 60 62 64 66 68 70 72 74 76 Centerspace ORA Score National Property Average ORA Score 2026 J Turner ORA Score 2026 Same-Store YTD Top Reasons for Move Out Relocating Out Of Area 22% Undisclosed 13% Rented Elsewhere 13% Unit Transfer 9% Household Change 6% Eviction - Nonpayment 6% 56.5% 52.1% 58.5% 58.6% 53.0% 57.3% 55.4% 56.0% 30% 35% 40% 45% 50% 55% 60% 2026 YTD Same-Store Retention 1.51 1.42 1.64 1.67 1.77 1.81 1.70 1.63 1.00 1.10 1.20 1.30 1.40 1.50 1.60 1.70 1.80 1.90 Average Residents Per Household(3) 3.52 3.56 3.61 3.81 3.93 4.02 4.07 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 4.1 1/1/2021 1/1/2022 1/1/2023 1/1/2024 1/1/2025 1/1/2026 5/1/2026 Lifetime Average Reputation Scores(1) $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 YTD Average Applicant Household Income(2) 37.77 31.82 34.09 31.54 30.94 32.51 32.68 32.77 28 30 32 34 36 38 40 YTD Average Applicant Age(2) All data as of 5/1/2026

centerspacehomes.com 8 2025 --------------2026 Guidance Range------------------ Actual Low Mid-Point High Revenues 2.4% 0.00% 0.88% 1.75% Expenses 0.6% 1.00% 1.50% 2.00% NOI 3.5% -0.50% 0.75% 2.00% Net Income (Loss) $1.02 ($0.95) ($0.81) ($0.66) FFO $4.74 $4.65 $4.78 $4.92 Core FFO $4.93 $4.81 $4.93 $5.05 Same-Store Growth(1) Per Share Other Key Assumptions RESULTS – 2026 FINANCIAL OUTLOOK ▪ Same-store capital expenditures of $1,250 per home to $1,350 per home ▪ Value-add expenditures of $2.5 to $12.5 million ▪ No acquisition of disposition activity is assumed in guidance (1) 2025 Actual is based on the 2025 same-store pool. 2026 Guidance Range is based on the current 2026 same-store pool Note: Reconciliations of the above can be found in the appendix of this presentation

centerspacehomes.com RESULTS – FAVORABLE GROWTH PROFILE 9Note: Data is based on midpoint of 2026 guidance ranges provided by noted peers with Q1 2026 earnings. SMID Cap Apt group includes CSR, IRT, and NXRT. Non-coastal/Sunbelt group includes CSR, CPT, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 0.0% at Midpoint -4.0% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily, ex CSR Core FFO/sh Growth, Guidance Midpoint 0.8% at Midpoint -0.1% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily, ex CSR SS NOI Growth, Guidance Midpoint 0.9% at Midpoint 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily, ex CSR SS Revenue Growth, Guidance Midpoint 1.5% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily, ex CSR SS Expense Growth, Guidance Midpoint

centerspacehomes.com 10 INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 ▪ Acquired 37 communities for $1.8 billion through unique deal structuring, which has provided a competitive advantage in transaction market ▪ Sold 77 communities for $811 million as we have reduced our exposure to less efficient communities in lower- growth markets 2017 Today (1) Communities 100 61 Homes 13,212 12,263 Homes per Community 132 201 Average Monthly Rent $980 $1,660 % of NOI in 50 Largest MSAs 13% 53% (1) Q1 2026 multifamily only Improvement since 2017 driven by disciplined capital allocation and creative deal structuring Investment and disposition activity has resulted in a more efficient and higher quality portfolio $1.0B $0.5B $0.2B $0.1B Acquisition Structure Cash OP Unit Loan Assumption Development % of NOI by Market – Today vs 2017 0% 5% 10% 15% 20% 25% 30% 35% Q1 2026 2017

centerspacehomes.com 11 (1) Total capitalization percentages may not add to 100% due to rounding (2) Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix (3) Weighted average interest rate reflects interest expense only and excludes any facility fees, mortgage insurance premiums, or other associated expenses FLEXIBLE BALANCE SHEET WITH WELL LADDERED DEBT MATURITIES AND ACCESS TO MULTIPLE FORMS OF CAPITAL *Share price $57.45 as of 3/31/2026 Diversified Permanent Capital Base $2.2B Total Capitalization (1) % of Total Maturing 4.9% 4.5% 24.8% 9.0% 8.1% 18.6% 2.4% 7.5% 1.4% 8.2% 0.0% 10.6% Weighted Average Interest Rate (3) 3.5% 3.5% 4.1% 3.9% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% 0.0% 3.2% Well-Laddered Maturity Profile Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 6.7 Years ($ amounts in thousands)(3) 52% 27% 21% 0% Common Equity Secured Debt Unsecured Debt Series D Preferred $50,955 $46,677 $60,000 $19,288 $144,901 $78,850 $86,086 $110,660 $429 $150,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ Mortgage LOC Private Placement 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 2025 2026 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter

centerspacehomes.com 12 STRONG FUNDAMENTALS

centerspacehomes.com 13Parkhouse Apartment Homes – Thornton, CO GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Notes: As of 4/15/26. Rounding may result in each row not adding to 100% ENHANCED GEOGRAPHIC DIFFERENTIATION THROUGH IMPROVED MARKET EXPOSURES PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 33% 3% 6% 5% 4% 67% 21% 5% 41% 47% 4% 100% 27% 13% 26% 11% 13% 85% 34% 71% 75% 74% 92% 17% 16% 7% 21% 11% 6% 3% 27% 18% 17% 94% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

centerspacehomes.com 14 MARKET SELECTION LEADS TO BETTER FULL CYCLE PERFORMANCE AND LESS VOLATILITY Centerspace’s stable Midwest and Mountain West markets have led to both greater average growth and lower volatility from quarter-to-quarter than multifamily peers Higher Growth Long Term Quarterly Average Y/Y SS NOI Growth 1Q20 – 1Q26 Centerspace: 5.1% > Peer Average: 3.7% Lower Volatility Quarterly Standard Deviation of Y/Y SS NOI Growth 1Q20 – 1Q26 Centerspace: 3.8% < Peer Average: 6.1% Note: Data is based on year-over-year same-store NOI growth, as reported in each quarter. Graphed numbers represent trailing four-quarter average. Data is not adjusted for changes to same-store pools that have occurred since filings. Peer group includes AVB, CPT, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings -10% -5% 0% 5% 10% 15% 20% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Same Store NOI Growth CSR T4Q Avg Peer T4Q Average CSR Quarterly Avg Peer Quarterly Avg

centerspacehomes.com 15 OUR MARKET EXPOSURES BRING MORE DEMOGRAPHIC AND ECONOMIC OPPORTUNITIES Higher Employment Growth 4Q25 – 4Q31, Cumulative Centerspace: 2.1% > US Average: 1.6% Higher Household Growth 4Q25 – 4Q31, Cumulative Centerspace: 5.0% > US Average: 3.4% Source: CoStar Note: Combined CSR Markets data based on all MSAs in which Centerspace operates. Household Growth and Employment Growth data is based on CoStar figures as of April 30, 2026 99 100 101 102 103 104 105 106 107 2025 Q4 2026 Q4 2027 Q4 2028 Q4 2029 Q4 2030 Q4 2031 Q4 Household Growth (Indexed Values: Q4 2025=100) Denver Minneapolis Salt Lake City Centerspace Portfolio US Average 99 100 101 102 103 104 105 2025 Q4 2026 Q4 2027 Q4 2028 Q4 2029 Q4 2030 Q4 2031 Q4 Employment Growth (Indexed Values: Q4 2025=100) Denver Minneapolis Salt Lake City Centerspace Portfolio US Average

centerspacehomes.com 16 LIMITED NEW SUPPLY THROUGH MARKET CYCLES SUPPORTS LONG-TERM RENT STABILITY Source: CoStar Note: CSR Aggregate data based on all MSAs in which Centerspace operates, weighted by CSR Q1 2026 NOI. Net Deliveries and Absorption data is based on CoStar figures as of 04/15/2026 Grand ForksBismarck SF NY SJ Rochester LA Minneapolis Billings CSR Aggregate DC SEA BOS Rapid City Omaha Fort Collins Salt Lake City MIA HOU ATL Denver ORL DFW PHX TPA AUS CLT 0% 1% 2% 3% 4% 5% 6% 7% 8% 86% 88% 90% 92% 94% 96% 98% U nd er C on st ru ct io n % o f M ar ke t U ni ts Market Occupancy Rate Higher Occupancy and Lower New Supply Position CSR For Continued Rent Growth ▪ Favorable supply-demand profile: CSR Aggregate markets show relatively high occupancy and low new supply, positioning them for stronger pricing power versus higher-supply Sunbelt markets ▪ Over the last twelve months, this favorable dynamic has led to CSR Aggregate market asking rent growth outpacing the noted peer markets by 140 basis points Over half of Centerspace’s NOI comes from markets that feature both high occupancy and low anticipated supply deliveries

centerspacehomes.com 17 SUPPLY/DEMAND DYNAMIC EXPECTED TO BECOME A TAILWIND Source: CoStar Note: Combined CSR Markets data based on all MSAs in which Centerspace operates adjusted for recent acquisitions and planned dispositions. Net Deliveries and Absorption data is based on CoStar figures as of April 27, 2026. Historical average absorption data is based on average absorptions from 2021 through 2025 and is shown in future periods for comparative purposes ▪ We are past the peak of new deliveries for our combined portfolio – supply additions are expected to decrease going forward ▪ Demand, as measured by historical absorption, is expected to be above deliveries in each of the next several years ▪ This changing dynamic should benefit the forward growth profile of our markets 0 2,000 4,000 6,000 8,000 10,000 12,000 2021 2022 2023 2024 2025 2026 2027 2028 U ni ts Net Deliveries, Minneapolis Net Deliveries Historical Avg Absorption (T5Y) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2021 2022 2023 2024 2025 2026 2027 2028 U ni ts Net Deliveries, Denver Net Deliveries Historical Avg Absorption (T5Y) 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 2021 2022 2023 2024 2025 2026 2027 2028 U ni ts Net Deliveries, Combined CSR Markets Net Deliveries Historical Avg Absorption (T5Y)

centerspacehomes.com 18 ▪ Homeownership affordability has grown increasingly difficult, driven by higher borrowing costs and higher home prices ▪ Home ownership (PITI) in CSR markets now costs 89% more than renting in a CSR community ▪ This dynamic has led to higher FY2025 retention of 58%, and 1Q2026 retention up ~200 basis points year over year ▪ While market rents have grown at a healthy clip recently, resident incomes have grown even more ▪ Income growth has outpaced market rental rate growth by 15% in CSR markets on average, exceeding the national average of 14% Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q1 2026 multifamily only. PITI is weighted by Q1 2026 NOI exposure and is based on market level typical home prices, current state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months. RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH 29% 22% 15% 14% 13% 11% 10% 1% 15% 14% Income Growth Has Outpaced Rent Growth in CSR Markets Median Household Income Growth Minus Rent Growth: 2018 Q1 to 2026 Q1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION HOUSING DYNAMICS AND DEMOGRAPHICS PAINT A COMPELLING PICTURE FOR MULTIFAMILY PROVEN EXECUTION 19 ▪ New household formations exceed supply deliveries by over 3.5MM since 2014 ▪ New construction starts began to fall in 2022 and will lead to lower deliveries going forward ▪ A shift in the age of average first-time homebuyers has added more individuals to the renter demographic Source: FRED, US Census Bureau, US Dept. of Housing and Urban Development, Self.com Note: Housing Supply and Household Formation, and Housing Starts Data through March 2026 Avg age, 2014 first time buyer = 31 Avg age, 2024 first time buyer = 38 0 1,000 2,000 3,000 4,000 5,000 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 Po pu la ti on (0 00 s) Age US Population by Age - 1,000 2,000 3,000 4,000 5,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+ 1Q26 US Housing Remains Structurally Undersupplied After Recent Completions Household Formations Unit Completions Cumulative shortfall since 2014 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 M ar 2 02 1 Ju n 20 21 Se p 20 21 D ec 2 02 1 M ar 2 02 2 Ju n 20 22 Se p 20 22 D ec 2 02 2 M ar 2 02 3 Ju n 20 23 Se p 20 23 D ec 2 02 3 M ar 2 02 4 Ju n 20 24 Se p 20 24 D ec 2 02 4 M ar 2 02 5 Ju n 20 25 Se p 20 25 D ec 2 02 5 M ar 2 02 6 St ar ts (0 00 s) US Housing Starts (SAAR) Suggest New Supply to Decrease

DIFFERENTIATED GEOGRAPHIC EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI (1)	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg YoY Job Growth	Median Single-Family Home Value	Market Vacancy	YoY Market Rent Growth	Trailing 12-Month Net Deliveries | % of Stock	Forecasted Next 12-Month Net Deliveries | % of Stock	Homes Under Construction | % of Stock	CSR YTD Avg Annual Income (8)	CSR YTD Rent-To-Income Ratio (8)
Minneapolis, MN	30.2%	3,790,295	287,298	$97,928	4.8%	-0.1%	$398,415	6.6%	2.3%	4,101 | 1.4%	4,605 | 1.6%	6,170 | 2.1%	$134,692	20.0%
Denver, CO	18.6%	3,092,037	322,715	$108,046	4.2%	-0.2%	$599,298	11.8%	-3.3%	11,101 | 3.4%	5,874 | 1.8%	10,721 | 3.3%	$135,772	23.6%
North Dakota (2)	12.5%	244,796	17,809	$79,252	3.3%	0.2%	$323,378	4.4%	4.6%	460 | 2.6%	0 | 0.0%	0 | 0.0%	$123,978	20.5%
Rochester, MN	9.6%	231,184	12,814	$90,584	4.5%	0.3%	$340,475	6.7%	2.2%	521 | 4.1%	0 | 0.0%	20 | 0.2%	$134,603	20.4%
Boulder/Fort Collins, CO (3)	9.0%	705,852	42,044	$95,857	4.1%	-0.6%	$630,188	9.5%	-1.4%	1,282 | 3.0%	1,577 | 3.8%	1,622 | 3.9%	$101,297	24.5%
Other Mountain West (4)	8.9%	350,537	17,986	$77,881	3.4%	0.8%	$393,196	10.6%	1.6%	684 | 3.8%	32 | 0.2%	30 | 0.2%	$99,628	19.9%
Omaha, NE (5)	6.6%	1,361,917	121,979	$79,550	3.3%	0.3%	$303,958	8.7%	1.8%	5,587 | 4.6%	2,913 | 2.4%	3,993 | 3.3%	$106,255	18.1%
Salt Lake City, UT (6)	4.6%	2,754,587	153,334	$100,548	3.9%	0.8%	$583,801	10.8%	-1.2%	7,918 | 5.2%	3,070 | 2.0%	5,320 | 3.5%	$131,472	23.6%
Portfolio Weighted Avg (7)	**100.0%**			**$93,723**	**4.1%**	**0.1%**	**$443,686**	**8.3%**	**0.9%**	**2.9%**	**1.4%**	**2.0%**	**$125,403**	**21.2%**

Note: Multifamily data as of Q1 2026. Economic and demographic data as of 4/15/26. Median household income, unemployment rate, 3-month avg job growth, and median home value for North Dakota, Other Mountain West, Boulder/Fort Collins, CO, Omaha, NE, and Salt Lake City, UT, are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each metropolitan area. All other data is summation of each market

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
(1) Q1 2026 multifamily only
(2) Includes Bismarck and Grand Forks, ND, MSAs
(3) Includes Boulder and Fort Collins, CO, MSAs
(4) Includes Billings, MT, and Rapid City, SD, MSAs
(5) Includes Omaha and Lincoln, NE, MSAs
(6) Includes Salt Lake City, Provo, and Ogden, UT, MSAs
(7) Weighted by region % of NOI
(8) Household approved applicants through 3/31/26

- 976K apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States
- Centerspace resident rent-to-income ratio of approximately 18%-25% by market compares favorably to 30% United States median rent-to-income ratio

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centerspacehomes.com 21 ENVIRONMENTAL SOCIAL GOVERNANCE • Published sixth annual ESG report and inaugural Task Force on Climate Related Financial Disclosures (TCFD) Report • Surpassed 2027 coverage goals for each of energy data, waste data, leak detection, and LED lighting • Submitted our fourth annual GRESB submission in 2025, with score of 71 up 29% from initial submission • Implemented smart home technology at 74% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 86% of board members being independent (1) • Senior leadership team is 58% female and Board of Trustees is 57% female • Received a #1 governance score from Institutional Shareholder Services • Received an A grade and 96 score on our public disclosures from GRESB • Donated $93,000 to national, regional, and diversity-promoting charities in 2025 • Named a Top Workplace by the Minnesota Star Tribune for the sixth consecutive year in 2025 • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed over 2,700 volunteer hours in 2025 TOP WORKPLACE BY USA TODAY TOP WORKPLACE FOR SIX CONSECUTIVE YEARS SIX MADACS AWARDS IN 2025 ENGAGEMENT – ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS AWARDS & RECOGNITION 1. As of May 5, 2026

centerspacehomes.com 22 APPENDIX

DENVER: SCALED PORTFOLIO WITH LONG-TERM GROWTH



MARKET HIGHLIGHTS

- 7 CSR communities with 1,977 homes
- Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers
- Colorado ranked 11th Overall, including 3rd in Education, 5th in Economic Opportunity, and 6th in Overall Economy in US News and World Report 2025 State Rankings
- Colorado ranked 2nd among all states in educational attainment and in U.S. healthiest states index
- CSR's Fort Collins portfolio is a northern extension of our Denver footprint. Fort Collins' economy is driven by advanced technology including notable semiconductor initiatives, manufacturing, water innovation, and bioscience

CSR HIGHLIGHTS



Location by % of NOI
49%
51%
Urban
Suburban



Asset Class by % of NOI
100%
Class A



Dylan: 274-home community in Denver; 2017 built in Denver's Five Points neighborhood.

CSR Portfolio NOI %	18.6%
CSR Denver Portfolio Average Rent	$1,936
CSR YTD Household Average Annual Income	$135,772
CSR YTD Household Rent-to-Income Ratio	23.6%
CSR Portfolio Occupancy	93.5%
March 2026 Median Single-Family Home Value	$599,298
January 2026 Unemployment Rate	4.2%

Source: FRED, Zillow, CoStar, US News and World Report
Note: CSR data as of Q1 2026. Occupancy refers to average financial occupancy

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MINNEAPOLIS: COMPETITIVE ADVANTAGE



MARKET HIGHLIGHTS

- 20 CSR communities with 4,033 homes
- Diversified economy with large presence of healthcare, medical technology, finance, food production and retail employers
- Minneapolis forecasted to be a top performing market for rent growth over next twelve months relative to 17 coastal and sunbelt markets where ~80% of apartment homes owned by public multifamily REIT peers are located
- Forecasted deliveries as a percent of inventory are amongst lowest in primary REIT-owned markets
- Ranked 2nd in Fortune 500 headquarters per 1 million people; 17 Fortune 500 companies
- Minneapolis and St. Paul rank 9th and 11th in U.S. large metro affordability index

CSR HIGHLIGHTS

Location by % of NOI


13%
87%
Minneapolis & St. Paul
Suburban

Asset Class by % of NOI


43%
57%
Class A
Class B



71 France: 241-home community built in 2016 near Centennial Lakes Park.

CSR Portfolio NOI %	30.2%
CSR Minneapolis Portfolio Average Rent	$1,618
CSR YTD Household Average Annual Income	$134,692
CSR YTD Household Rent-to-Income Ratio	20.0%
CSR Portfolio Occupancy	95.4%
March 2026 Median Single-Family Home Value	$398,415
January 2026 Unemployment Rate	4.8%

Source: FRED, Zillow, CoStar, Minnesota Department of Employment and Economic Development
Note: CSR data as of Q1 2026. Occupancy refers to average financial occupancy

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SALT LAKE CITY: MARKET ENTRY IMPROVES CASH FLOW EXPOSURES WHILE MAINTAINING DIFFERENTIATED FOOTPRINT



MARKET HIGHLIGHTS

- One CSR community with 341 homes
- Diversified economy with large presence of jobs in high-tech, finance, healthcare, and education
- Utah ranked 1st Overall, including 1st in Fiscal Stability, 2nd in Economic Opportunity, and 3rd in Economic Growth in US News and World Report 2025 State Rankings
- Utah is the youngest state in the country by median age of population (32 years), with higher proportion of individuals in renting age cohort
- Salt Lake City supply pipeline peaked in 2023. Urban CBD deliveries comprised 23% of 2023-2024 total deliveries. Forecasted 2026-2028 average annual net deliveries of 1,816 is a 60% reduction from 2020-2025 annual average

CSR RECENT ACQUISITION

- Sugarmont, a 341-home community delivered in 2021. At acquisition, 95% occupied with $2,222 average in-place rents and 904 SF average home size ($2.46 PSF)
- Located in Sugar House submarket; a highly desirable and walkable, live-work-play location four miles southeast of downtown Salt Lake City. Adjacent to two public parks, a plethora of retail offerings, and employment centers. Located five minutes from base of Wasatch Range mountains
- The submarket is highly desired by investors though the last community over 200 homes in Sugar House that was listed in a marketed sale process was in 2016



Sugarmont: 341-home community built in 2021 located in Sugar House submarket

NOTABLE EMPLOYERS

Goldman Sachs
Intermountain Health
Adobe
The University of Utah
qualtrics XM
Delta
Hill Air Force Base

Source: US Census Bureau, CoStar, US News and World Report

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centerspacehomes.com ENHANCING LONG-TERM PORTFOLIO RETURNS WITH UPGRADES TO MARKET EXPOSURES AND ASSET QUALITY 26 2025 DISPOSITIONS(2) ST. CLOUD, MN & MINNEAPOLIS, MN Communities 12 Homes 1,511 Avg. Monthly Rent/Home $1,383 Homes/Community 126 Avg. Age (Years) 41 NOI Margin 52.9% 2025 ACQUISITIONS(1) SALT LAKE CITY, UT & FORT COLLINS, CO Communities 2 Homes 761 Avg. Monthly Rent/Home $2,012 Homes/Community 381 Avg. Age (Years) 4 NOI Margin 67.4% These transactions result in further diversification of our cash flow and improvements to the portfolio’s average monthly rent per home, homes per community, age, and operating margin Proforma capitalization rates for the 2025 disposition communities were below the implied capitalization rate for the entire Centerspace portfolio, highlighting the disconnect between private and public valuations. Centerspace capitalized on this valuation mismatch by repurchasing $3.5 million of shares in 2025 at an average price of $54.86 per share $493M of transaction activity included entering the Salt Lake City market, expanding our presence and leveraging regional operating scale in Fort Collins, exiting the St. Cloud market, and pruning our holdings in Minneapolis 2025 strategic transaction program continued enhancing portfolio quality while maintaining balance sheet strength (1) Acquisition metrics are based on pro-forma expectations (2) Disposition metrics are based on in place metrics when moved to held for sale status

centerspacehomes.com 27 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • gains and losses from change in control; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

RECONCILIATION TO NON-GAAP MEASURES

	(in thousands) Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Funds from Operations					
Net (loss) income available to common shareholders	$ (12,889)	$ (18,433)	$ 53,783	$ (14,515)	$ (3,734)
Adjustments:					
Noncontrolling interests – Operating Partnership and Series E preferred units	(2,141)	(3,102)	9,197	(2,483)	(643)
Depreciation and amortization	26,498	29,424	29,056	27,097	27,654
Less depreciation – non real estate	(67)	(83)	(85)	(84)	(83)
Less depreciation – partially owned entities	-	-	-	(21)	(22)
Impairment of real estate investments	9,700	14,500	8,676	14,543	-
(Gain) loss on sale of real estate	-	61	(79,531)	-	-
Less gain on sale of real estate - partially owned entities	-	1	2,251	-	-
Add loss on sale of non real estate assets	-	(50)	-	-	-
FFO applicable to common shares and Units	**$ 21,101**	**$ 22,318**	**$ 23,347**	**$ 24,537**	**$ 23,172**
Adjustments to Core FFO:					
Non-cash casualty loss (recovery)	(193)	229	(123)	149	282
Loss on extinguishment of debt	-	95	3	-	-
Interest rate swap amortization	-	-	58	174	175
Amortization of assumed debt	365	593	530	418	417
Legal and other costs related to strategic review	977	1,336	-	-	-
Other miscellaneous items[(1)]	(209)	(4)	(455)	19	(67)
Core FFO applicable to common shares and Units	**$ 22,041**	**$ 24,567**	**$ 23,360**	**$ 25,297**	**$ 23,979**
FFO applicable to common shares and Units	$ 21,101	$ 22,318	$ 23,347	$ 24,537	$ 23,172
Distributions to Series D preferred unitholders	57	57	109	160	160
FFO applicable to common shares and Units - diluted	**$ 21,158**	**$ 22,375**	**$ 23,456**	**$ 24,697**	**$ 23,332**
Core FFO applicable to common shares and Units	$ 22,041	$ 24,567	$ 23,360	$ 25,297	$ 23,979
Distributions to Series D preferred unitholders	57	57	109	160	160
Core FFO applicable to common shares and Units - diluted	**$ 22,098**	**$ 24,624**	**$ 23,469**	**$ 25,457**	**$ 24,139**
Per Share Data					
Net income (loss) per share and Unit - diluted	**$ (0.77)**	**$ (1.10)**	**$ 3.19**	**$ (0.87)**	**$ (0.22)**
FFO per share and Unit - diluted	**$ 1.07**	**$ 1.14**	**$ 1.19**	**$ 1.24**	**$ 1.17**
Core FFO per share and Unit - diluted	**$ 1.12**	**$ 1.25**	**$ 1.19**	**$ 1.28**	**$ 1.21**
Weighted average shares - basic for net income (loss)	16,775	16,719	16,726	16,741	16,727
Effect of operating partnership Units for net income, FFO and Core FFO	914	948	966	971	980
Effect of Series D preferred units for net income, FFO and Core FFO	82	82	155	228	228
Effect of Series E preferred units for net income, FFO and Core FFO	1,892	1,894	1,898	1,905	1,906
Effect of dilutive restricted stock units and stock options for net income, FFO and Core FFO	29	56	26	25	35
Weighted average shares and Units for net income, FFO and Core FFO - diluted	19,692	19,699	19,771	19,870	19,876

(1) Consists of (gain) loss on investments

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RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income Available to Common Shareholders to FFO and Core FFO

The following table presents reconciliations of net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under "Reconciliation to Non-GAAP Measures" on slide 28. They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided are based on current expectations and are forward-looking statements under applicable U.S. federal securities laws.

(in thousands)	Three Months Ended 3/31/2026 Actual	Previous Outlook Twelve Months Ended 12/31/2026 Low	Previous Outlook Twelve Months Ended 12/31/2026 High	Updated Outlook Twelve Months Ended 12/31/2026 Low	Updated Outlook Twelve Months Ended 12/31/2026 High
Net loss available to common shareholders	$ (12,889)	$ (8,226)	$ (3,256)	$ (15,831)	$ (11,076)
Noncontrolling interests - Operating Partnership and Series E preferred units	(2,141)	(1,450)	(570)	(2,795)	(1,950)
Depreciation and amortization	26,498	100,597	100,397	100,597	100,397
Less depreciation - non real estate	(67)	(350)	(300)	(350)	(300)
Impairment of real estate investments	9,700	-	-	9,700	9,700
Distributions to Series D preferred unitholders	57	229	229	229	229
FFO applicable to common shares and Units - diluted	$ 21,158	$ 90,800	$ 96,500	$ 91,550	$ 97,000
Adjustments to Core FFO:					
Non-cash casualty loss (recovery)	(193)	950	850	550	450
Amortization of assumed debt	365	1,554	1,554	1,284	1,284
Legal and other costs related to strategic review	977	1,500	750	1,500	1,000
Other miscellaneous items	(209)	-	-	(200)	(200)
Core FFO applicable to common shares and Units - diluted	$ 22,098	$ 94,804	$ 99,654	$ 94,684	$ 99,534
Net loss per share - diluted	$ (0.77)	$ (0.49)	$ (0.19)	$ (0.95)	$ (0.66)
FFO per share - diluted	$ 1.07	$ 4.61	$ 4.89	$ 4.65	$ 4.92
Core FFO per share - diluted	$ 1.12	$ 4.81	$ 5.05	$ 4.81	$ 5.05

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centerspacehomes.com 30 RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Reconciliation of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, including interest and other income, loss on extinguishment of debt, interest expense, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. Previous Outlook Updated Outlook (in thousands) Three Months Ended Twelve Months Ended Twelve Months Ended 3/31/2026 12/31/2026 12/31/2026 12/31/2026 12/31/2026 Actual Low High Low High Operating income (loss) $ (5,393) $ 29,703 $ 34,853 $ 20,753 $ 25,653 Adjustments: General and administrative and property management expenses 8,711 30,400 29,550 30,050 29,450 Casualty loss, net of recoveries (21) 1,650 1,550 1,250 1,150 Depreciation and amortization 26,498 100,597 100,397 100,597 100,397 Impairment of real estate investments 9,700 - - 9,700 9,700 Net operating income $ 39,495 $ 162,350 $ 166,350 $ 162,350 $ 166,350

RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands) Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Adjusted EBITDA					
Net income (loss) attributable to controlling interests	$ (12,889)	$ (18,433)	$ 53,783	$ (14,515)	$ (3,734)
Adjustments:					
Distributions to Series D preferred unitholders	57	57	109	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(2,141)	(3,102)	9,197	(2,483)	(643)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$ (14,973)	$ (21,478)	$ 63,089	$ (16,838)	$ (4,217)
Adjustments:					
Interest expense	10,470	11,537	12,989	10,719	9,622
Loss on extinguishment of debt	-	95	3	-	-
Depreciation and amortization related to real estate investments	26,498	29,424	29,056	27,076	27,632
Impairment of real estate investments	9,700	14,500	8,676	14,543	-
Non-cash casualty loss (recovery)	(193)	229	(123)	149	282
Interest income	(644)	(757)	(724)	(729)	(616)
(Gain) loss on sale of real estate	-	12	(77,280)	-	-
Legal and other costs related to strategic review	977	1,336	-	-	-
Other miscellaneous items[(1)]	(209)	(4)	(455)	19	(67)
Adjusted EBITDA	**$ 31,626**	**$ 34,894**	**$ 35,231**	**$ 34,939**	**$ 32,636**

(1) Consists of (gain) loss on investments and one-time professional fees

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centerspacehomes.com 32 Net Debt Divided by Adjusted EBITDA Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred proceeds held in restricted cash for exchanges under section 1031(b) of the Internal Revenue Code. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition on the previous slide. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES (1) Excludes premiums, discounts, and deferred financing costs (2) Annualized for periods less than one year (in thousands) Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Total debt (1) $ 1,047,846 $ 1,053,909 $ 1,177,284 $ 1,121,292 $ 966,092 Less: cash and cash equivalents 7,555 12,833 12,896 12,378 11,916 Less: 1031 funds in restricted cash - - 50,941 - - Net debt $ 1,040,291 $ 1,041,076 $ 1,113,447 $ 1,108,914 $ 954,176 Adjusted EBITDA (2) $ 126,504 $ 139,576 $ 140,924 $ 139,756 $ 130,544 Net debt / Adjusted EBITDA 8.2x 7.5x 7.9x 7.9x 7.3x